UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2025
TRIUMPH FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TFIN	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TFINP	NASDAQ Global Select Market

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Fourth Amendment to Triumph Financial, Inc. Omnibus Incentive Plan
As described in Item 5.07 below, at the Annual Meeting of Shareholders of Triumph Financial, Inc. (the “Company”) held on April 22, 2025 (the “Annual Meeting”), the Company’s shareholders approved the Fourth Amendment (the “Omnibus Plan Amendment”) to the Company’s 2014 Omnibus Incentive Plan ( the “Plan”), which Omnibus Plan Amendment (i) increases the total number of shares of the Company’s common stock available for issuance under the Plan by 750,000 shares and (ii) extends the term of the Plan.
The description of the Omnibus Plan Amendment is qualified in its entirety by reference to the full text of the Omnibus Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.
Amendment to Forman-Barenblit Employment Agreement
On April 17, 2025, Melissa-Forman Barenblit, who ceased to serve as an executive officer of the Company effective March 19, 2025, entered into an Amendment to Employment Agreement (the “Employment Agreement Amendment”), that amends the terms the Employment Agreement between Ms. Forman-Barenblit and TBK Bank, SSB dated July 1, 2022 (the “Forman Employment Agreement”). Pursuant to the terms of the Employment Agreement Amendment, Ms. Forman-Barenblit will be placed on a paid leave of absence until August 31, 2025, at which point Ms. Forman-Barenblit’s employment with TBK Bank, SSB shall terminate. Upon Ms. Forman-Barenblit’s termination of employment she will receive the benefits as set forth in, and pursuant to the terms and conditions of, Section 3.3(e) of the Forman Employment Agreement.
The description of the Employment Agreement Amendment is qualified in its entirety by reference to the full text of the Employment Agreement Amendment, a copy of which is attached hereto at Exhibit 10.2 and incorporated into this Item 5.02 by reference.
Item 5.07.Submission of Matters to a Vote of Security Holders
At the Annual Meeting of the Company, shareholders voted on the following matters:
(1)To elect the following Directors of the Company for a one-year term that will expire at the 2026 Annual Meeting of Shareholders or until their respective successors have been elected and qualified. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Carlos M. Sepulveda, Jr.	18,963,783	800,200	32,597	1,192,046
Aaron P. Graft	19,335,418	460,369	793	1,192,046
Charles A. Anderson	18,889,071	867,376	40,133	1,192,046
Harrison B. Barnes	19,331,363	425,521	39,696	1,192,046
Debra A. Bradford	19,533,864	223,021	39,695	1,192,046
Richard L. Davis	18,978,790	776,342	41,448	1,192,046
Davis Deadman	19,298,530	457,790	40,260	1,192,046
Laura K. Easley	19,479,864	271,354	45,362	1,192,046
Melissa K. McSherry	19,555,830	201,170	39,580	1,192,046
Maribess L. Miller	19,311,027	445,849	39,704	1,192,046
Michael P. Rafferty	19,422,229	332,789	41,562	1,192,046
C. Todd Sparks	19,191,923	563,092	41,565	1,192,046

(2)To approve on a non-binding advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. Final voting results were as follows:

Votes For	14,175,273
Votes Against	5,598,431
Abstentions	22,876
Broker Non-Votes	1,192,046
(3)To approve on a non-binding advisory basis the frequency of future say on pay votes. Final voting results were as follows:

One (1) Year	18,699,845
Two (2) Years	132,322
Three (3) Years	907,154
Abstentions	57,259
Broker Non-Votes	1,192,046
(4)To approve the Fourth Amendment to the Triumph Financial, Inc. 2014 Omnibus Incentive Plan. Final voting results were as follows:

Votes For	14,911,156
Votes Against	4,860,491
Abstentions	24,933
Broker Non-Votes	1,192,046
(5)To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the current fiscal year. Final voting results were as follows:

Votes For	20,654,302
Votes Against	314,443
Abstentions	19,881
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Act and their application by our regulators as well as privacy, cybersecurity, and artificial intelligence regulation and oversight; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions and increases in our capital requirements.
While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph Financial’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 11, 2025.
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
10.1	Fourth Amendment to Triumph Financial, Inc. 2014 Omnibus Incentive Plan
10.2	Amendment to Employment Agreement, dated April 17, 2025, by and between Melissa Forman-Barenblit and TBK Bank, SSB
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit	Description
10.1	Fourth Amendment to Triumph Financial, Inc. 2014 Omnibus Incentive Plan
10.2	Amendment to Employment Agreement, dated April 17, 2025, by and between Melissa Forman-Barenblit and TBK Bank, SSB
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH FINANCIAL, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: April 22, 2025